                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)     January 10, 2002
                                                             ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



    Laws of the United States            33-99362             51-0269396
    -------------------------            --------             ----------
 (State or other jurisdiction of    (Commission File        (IRS Employer
  incorporation or organization)         Number)        Identification Number)



201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                  302/594-4000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of December 1 through December 31, 2001 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

           Original Prinicpal Original Principal     Pooling and
                Amount              Amount        Servicing Supplement    Interest      Interest     Principal
 Series        (Class A)          (Class B)              Date               Type         Payment      Payment
---------------------------------------------------------------------------------------------------------------
1994-6        750,000,000        58,380,000       July 30, 1994           Floating        yes           yes
1995-2        660,000,000        51,700,000       March 1, 1995           Floating        yes           no
1996-2        600,000,000        54,300,000       June 4, 1996            Floating        yes           no
1996-4        500,000,000        45,180,000       August 6, 1996          Floating        yes           no
1996-6        862,650,000        78,000,000       December 13, 1996       Floating        yes           no
1996-8        400,000,000        36,200,000       December 11, 1996       Floating        yes           no
1997-1        750,000,000        67,770,000       February 4, 1997        Floating        yes           no
1997-2        500,000,000        45,180,000       May 8, 1997             Floating        yes           no
1997-3        500,000,000        45,180,000       June 10, 1997           Floating        yes           no
1997-4        500,000,000        45,180,000       June 10, 1997           Floating        yes           no
1997-5        650,000,000        58,735,000       August 7, 1997          Floating        yes           no
1997-6      1,300,000,000       117,470,000       September 9, 1997         Fixed         yes           no
1997-7        500,000,000        45,180,000       September 9, 1997       Floating        yes           no
1997-8        780,000,000        70,482,000       September 23, 1997      Floating        yes           no
1997-9        500,000,000        45,180,000       October 9, 1997         Floating        yes           no
1998-1        700,000,000        63,253,000       May 21, 1998            Floating        yes           no
1998-4        700,000,000        63,253,000       July 22, 1998           Floating        yes           no
1998-5        650,000,000        58,735,000       August 27, 1998         Floating        yes           no
1998-6        800,000,000        72,289,000       August 27, 1998         Floating        yes           no
1998-8        500,000,000        45,180,000       September 17, 1998      Floating        yes           no
1998-9        650,000,000        44,828,000       December 22, 1998         Fixed         yes           no
1999-1      1,000,000,000        90,361,000       February 24, 1999       Floating        yes           no
1999-2        500,000,000        45,180,000       February 24, 1999       Floating        yes           no
1999-3        700,000,000        54,167,000       May 4, 1999             Floating        yes           no
1999-4        500,000,000        38,691,000       May 26, 1999            Floating        yes           no
2001-1        750,000,000        58,036,000       January 30, 2001        Floating        yes           no
2001-2      1,250,000,000        96,727,000       March 19, 2001          Floating        yes           no
2001-3        630,000,000        48,750,000       March 29, 2001          Floating        yes           no
2001-4        600,000,000        46,428,000       May 16, 2001            Floating        yes           no


* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

     The 1994-6 Certificates, 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06,

99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17,
99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25, 99.26, 99.27, 99.28,
99.29, and 99.30 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)   Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer

                                            By: /s/ Tracie H. Klein
                                                --------------------------------
                                                Name:  Tracie H. Klein
                                                Title: First Vice President

Date:  January 15, 2002
       ----------------